UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 15, 2021

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35013	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 15, 2021 at 8:00 a.m. California Time, QAD Inc. (“QAD” or the “Company”) convened and then adjourned, without conducting any business other than as described below, the special meeting of stockholders (the “Special Meeting”) to be held in connection with the previously announced proposed merger of Project Quick Merger Sub, Inc. with and into the Company, with the Company surviving the merger as a direct, wholly owned subsidiary of Project Quick Parent, LLC (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated June 27, 2021 (“Merger Agreement”) (such transaction, the “Merger”), until Tuesday, November 2, 2021 at 8:00 a.m. California Time at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108. The only proposal submitted to a vote of the stockholders was the approval of the adjournment of the Special Meeting to a later date. The adjournment proposal is described in detail in QAD’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to stockholders on September 9, 2021 (supplemented on September 27, 2021 and October 12, 2021).

As of the close of business on September 7, 2021, the record date for the Special Meeting (the “Record Date”), there were 17,662,585 shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”), and 3,344,775 shares of Class B common stock, par value $0.001 per share (“Class B Common Stock”), outstanding. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.

The stockholders approved the adjournment proposal by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
3,611,750	134,717	949	0

Item 8.01 Other Events.

The information included in Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Important information for investors and stockholders

This communication is being made in respect of the Merger involving the Company and Parent, an affiliate of Thoma Bravo, L.P. In connection with the Merger, the Company filed a definitive proxy statement on September 9, 2021 with the SEC and intends to file any additional relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. The materials filed and to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.qad.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger because they contain important information about the Company and the Merger.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Merger under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s definitive proxy statement and other relevant materials that will be filed with the SEC in connection with the Merger when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the definitive proxy statement relating to the Merger.

Forward-looking statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the Merger; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the Merger and the expected timing of completion of the Merger; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company, (ii) uncertainties as to the timing of the Merger; (iii) the risk that the Merger may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a Company Termination Fee or other expenses; (vii) the effect of the pendency of the Merger on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (x) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third party hosting and other service providers, and exposure to liability and loss from security breaches; (xi) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xii) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xiii) risks related to the protection of the Company’s intellectual property; (xiv) changes in the Company’s dependence on third party suppliers and other third party relationships, including sales, services and marketing channels; (xv) changes in the Company’s revenue, earnings, operating expenses and margins; (xvi) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvii) the Company’s ability to leverage changes in technology; (xviii) risks related to defects in the Company’s software products and services; (xix) changes in third party opinions about the Company; (xx) changes in competition in the Company’s industry; (xxi) delays in sales; (xxii) timely and effective integration of newly acquired businesses; (xxiii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiv) fluctuations in exchange rates; and (xxv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 15, 2021	QAD INC.

		By:	/s/ Daniel Lender
Name: Daniel Lender
Title: Chief Financial Officer